UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

Stabilis Energy, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Richmond Ave. Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-456-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	SLNG	The OTCQX Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2019, the Board of Directors of Stabilis Energy, Inc. (the “Company”) adopted the 2019 Long Term Incentive Plan (the “2019 Plan”). The 2019 Plan provides for the award of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Substitute Awards and Performance Awards. Awards may be granted under the 2019 Plan to employees, officers and directors of the Company and our Affiliates, and any other person who provides services to the Company or any of our Affiliates.

The 2019 Plan succeeds our 2007 Employee Stock Incentive Plan (the “2007 Plan”) and no further shares will be issued under the 2007 Plan.

The maximum number of shares of common stock available for issuance under the 2019 Plan is 1,675,000 shares.

The 2019 Plan is filed with this report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the 2019 Plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2019, the Company filed a Restated Articles of Incorporation with the Secretary of State of Florida. A copy of the Restated Articles of Incorporation is filed with this report as Exhibit 3.1 and is incorporated herein by reference. The Restated Articles of Incorporation was adopted by the Board of Directors and supersedes the original articles of incorporation and all amendments thereto. The Restated Articles of Incorporation does not contain any amendment which requires shareholder approval because it only deletes information from the prior articles of incorporation, as amended, that is solely of historical interest.

Item 9.01 Financial Statements and Exhibits.
Exhibits:

Exhibit No.	Description
3.1	Restated Articles of Incorporation filed December 11, 2019
10.1	2019 Long Term Incentive Plan as adopted on December 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABILIS ENERGY, INC.
By: /s/James Reddinger
James Reddinger
President and Chief Executive Officer

Date: December 11, 2019